Company at a Glance

Tortoise North American Energy Corp. is a non-diversified closed-end investment company focused primarily on investing in publicly-traded Master Limited Partnerships. During October and November of 2008, weak MLP performance required TYN to sell some investments and pay off leverage in order to comply with the coverage ratios as mandated by the Investment Company Act of 1940 and by loan documents. The weak relative performance of MLPs compared to Canadian Royalty and Income Trusts presented an opportunity for TYN to sell Canadian holdings and use the proceeds to reduce leverage. On Dec. 01, 2008, TYN’s investment strategy was expanded to require the company, under normal conditions, to invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector, including oil and gas exploitation, energy infrastructure and energy shipping companies.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on dividend income paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

Tortoise North America Investment Features

Tortoise North America provides stockholders an alternative to investing directly in MLPs and their affiliates. Tortoise North America offers investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features of Tortoise North America include:

  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

Allocation of Portfolio Assets
August 31, 2009 (Unaudited)

October 15, 2009

Dear Fellow Stockholders,

We welcome all new stockholders as a result of the reorganization of Tortoise North American Energy Corp. (TYN) and Tortoise Gas and Oil Corp. (TGO) on September 14, 2009. The combination of funds with similar investment objectives offer TYN stockholders cost savings through increased economies of scale, the opportunity for enhanced long-term market liquidity and greater financial flexibility through a stronger balance sheet.

During the third quarter, MLP companies continued their impressive rebound from last year’s sell off. Resilient business fundamentals, improved access to capital, and an improved economic outlook have contributed to this recovery.

Based on current market prices, yields of 7 to 9 percent and expected longer term growth of distributions of 3 to 5 percent annually, we believe MLPs remain significantly undervalued relative to other income producing securities.

Master Limited Partnership Investment Overview and Outlook

For the quarter ended Sept. 30, 2009, the MLP market, represented by the Wachovia MLP Index, reflected a total return of 14.1 percent. Year-to-date through Sept. 30, 2009, MLPs outperformed the broader market, with the Wachovia MLP Index’s total return of 50.8 percent compared to the S&P 500 index return of 19.3 percent.

The performance of energy infrastructure MLPs, which transport and store energy products like crude oil, gasoline, and natural gas for a fee, remained steady. MLPs whose cash flows are more sensitive to commodity prices outperformed due to rising crude oil prices. These MLPs look to reduce cash flow volatility through multi-year hedging strategies.

MLPs have raised approximately $15 billion through debt and equity issuances in 2009 as of Oct. 1, 2009. Many of these MLPs are reducing debt balances while modestly growing distributions.

Performance Review

For the quarter and nine months ended Aug. 31, 2009, TYN’s total return based on market value, including the reinvestment of distributions, was 13.4 percent and 97.1 percent, respectively.

We paid a distribution of $0.37 per common share ($1.48 annualized) to our stockholders on Sept. 1, 2009, representing an annualized yield of 8.8 percent based on the closing price of $16.88 on Aug. 31, 2009. We currently expect to pay a 4th quarter 2009 distribution to our stockholders of not less than $0.36 per share. With a 3rd quarter 2009 payout of 98.9 percent of distributable cash flow, we do not believe it is prudent to raise the per share distribution until we have visibility that an increase is sustainable.

As of Aug. 31, 2009, TYN’s total leverage (including short-term borrowings and senior notes) was 15.2 percent of total assets.

Conclusion

We continue to be pleased by the steady operating results delivered by MLP management teams who operate energy infrastructure assets. We believe TYN is an attractive investment choice because it offers investors a stable current yield with an opportunity for growth.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1) The Wachovia MLP Index.

2009 3rd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2008		2009
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$1,009	$1,004	$1,276	$1,315	$1,312
Dividends paid in stock	695	658	434	425	436
Dividends from common stock	397	322	171	172	171
Distributions received from Canadian trusts	1,350	1,049	107	—	—
Interest and dividend income	398	475	385	369	365
Foreign tax withheld	(89)	(140)	(2)	—	—
Total from investments	3,760	3,368	2,371	2,281	2,284
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	392	265	151	168	202
Other operating expenses	130	154	152	152	138
	522	419	303	320	340
Distributable cash flow before leverage costs and current taxes	3,238	2,949	2,068	1,961	1,944
Leverage costs(2)	1,119	751	230	221	220
Current foreign tax expense	10	10	8	(2)	(2)
Distributable Cash Flow(3)	$2,109	$2,188	$1,830	$1,742	$1,726
Distributions paid on common stock	$1,937	$1,937	$1,707	$1,707	$1,707
Distributions paid on common stock per share	0.4200	0.4200	0.3700	0.3700	0.3700
Payout percentage for period(4)	91.8%	88.5%	93.3%	98.0%	98.9%
Net realized gain (loss) on investments	(1,391)	(24,936)	(2,265)	(2,200)	764
Total assets, end of period	175,462	75,330	76,020	94,290	99,007
Average total assets during period(5)	198,422	130,502	75,569	83,049	96,626
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	55,000	25,000	15,000	15,000	15,000
Leverage as a percent of total assets	31.3%	33.2%	19.7%	15.9%	15.2%
Net unrealized appreciation (depreciation) net of income taxes, end of period	5,551	(33,436)	(23,262)	(946)	4,878
Net assets, end of period	116,783	49,715	58,675	77,008	81,497
Average net assets during period(7)	123,923	74,690	58,474	65,468	80,141
Net asset value per common share	25.32	10.78	12.72	16.70	17.67
Market value per common share	21.61	9.25	11.45	15.20	16.88
Shares outstanding	4,612,640	4,612,640	4,612,640	4,612,640	4,612,640

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	7.54%	10.38%	12.72%	10.90%	9.38%
Operating expenses before leverage costs and current taxes	1.05%	1.29%	1.63%	1.53%	1.40%
Distributable cash flow before leverage costs and current taxes	6.49%	9.09%	11.09%	9.37%	7.98%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.77%	11.78%	12.69%	10.56%	8.54%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of market premiums, premium on redemption of long-term debt obligations and amortization of debt issuance costs; decreased by distributions to preferred stockholders, current foreign taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements; and adjusted to reflect distributions received from Canadian trusts on a cash basis.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	There were no outstanding borrowings on the short-term credit facility as of August 31, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current foreign tax expense and leverage costs.

2	Tortoise North American Energy Corp.

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp’s (“TYN” or the “Company”) investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector, including oil and gas exploitation, energy infrastructure and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we no longer expect to be treated as a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser.

Reorganization

Stockholders of TYN and Tortoise Gas and Oil Corporation (“TGO”) approved the merger of TGO into TYN on September 11, 2009. The aggregate net assets of TYN prior to the reorganization totaled $84,639,318 and following the reorganization the combined net assets of TYN totaled $114,917,135. A total of 1,650,060 shares of TYN common stock were issued to stockholders of TGO. As a result of the reorganization, the Adviser extended the management fee waiver of 0.10 percent of average managed assets through December 31, 2010, and agreed to a waiver of 0.05 percent of average managed assets for the period January 1, 2011 through December 31, 2011. Additional information on the reorganization is included in Note 14 in the Notes to Financial Statements.

Company Update

Market values of our MLP investments increased during 3rd quarter 2009 from their levels at May 31, 2009 and February 28, 2009, having a positive impact on our capital structure and increasing the existing cushion on our leverage coverage ratios, while also increasing asset-based expenses.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser in connection with the September 15, 2009 closing of the transaction previously announced by the Adviser on June 3, 2009. Upon the closing of this transaction, which resulted in a change in control of the Adviser, the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser.

On September 15, 2009, effective upon consummation of the transaction resulting in the change of control of the Adviser, Terry Matlack resigned from the Board of Directors of the Company in order to comply with a safe harbor under Section 15(f) of the 1940 Act. Mr. Matlack will remain a member of the Adviser’s Investment Committee and as Chief Financial Officer of the Company.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements (if any) as leverage costs, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments relating to DCF for the 3rd quarter 2009 was approximately $2.3 million, representing a 39 percent decrease as compared to 3rd quarter 2008 and unchanged as compared to 2nd quarter 2009. The change from 3rd quarter 2008 primarily reflects the result of net portfolio sales during fiscal year 2008 to fund leverage redemptions.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.40 percent of average total assets for the 3rd quarter 2009 as compared to 1.05 percent for the 3rd quarter 2008 and 1.53 percent for the 2nd quarter 2009. The decrease in our operating expense ratio in the recent quarter was the net result of slightly increased operating expenses as a percent of increased average total assets. Advisory fees for the 3rd quarter 2009 increased 20 percent from 2nd quarter 2009 as a result of increased average managed assets from increasing MLP asset values.

While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008. Effective January 1, 2009 through December 31, 2009, the Adviser has agreed to waive an amount equal to 0.10 percent of average monthly managed assets. As a result of the reorganization of TGO into TYN, the Adviser extended the waiver of 0.10 percent of average managed assets through December 31, 2010, and agreed to a waiver of 0.05 percent of average managed assets for the period January 1, 2011 through December 31, 2011.

2009 3rd Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements (if any); and (4) distributions to preferred stockholders (if any).

Total leverage costs were approximately $220,000 in 3rd quarter 2009 as compared to $1.1 million for the 3rd quarter 2008 and $221,000 for the 2nd quarter 2009, as detailed below.

	3Q 08	2Q 09	3Q 09
Interest expense	$853,380	$216,567	$217,729
Agent fees	13,288	4,864	2,432
Net realized and unrealized loss
on interest rate swap settlements	98,464	—	—
Distributions to preferred stockholders	153,693	—	—
Total leverage costs	$1,118,825	$221,431	$220,161
Average outstanding leverage (in millions)	$75.3	$15.0	$15.0

The decrease in total leverage costs from 3rd quarter 2008 to 3rd quarter 2009 reflects the reduction in average outstanding leverage of approximately $60 million during the period. The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 5.82 percent for the 3rd quarter 2009 as compared to 5.86 percent for the 2nd quarter 2009, and 5.91 percent for 3rd quarter 2008.

Distributable Cash Flow

For 3rd quarter 2009, our DCF was approximately $1.7 million, a decrease of 18 percent as compared to 3rd quarter 2008 and 1 percent as compared to 2nd quarter 2009. These decreases are the net result of changes in total distributions and expenses, as outlined above. We paid a distribution of $1.7 million, or 98.9 percent of DCF during the quarter. On a per share basis, we declared a $0.37 distribution on August 10, 2009. This is a decrease of 11.9 percent as compared to 3rd quarter 2008 and unchanged from 2nd quarter 2009.

Market values of our assets and asset-based expenses have increased more than the distributions from our MLPs this year, eroding the cushion we built into our distribution payout percentage in early 2009. With a 3rd quarter 2009 payout percentage of 98.9 percent of DCF, we do not believe it is prudent to raise the per share distribution until we have visibility that an increase is sustainable.

Liquidity and Capital Resources

We had total assets of $99 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 3rd quarter 2009, total assets increased from approximately $94 million to $99 million, an increase of $5 million. This change was primarily the result of unrealized appreciation of investments during the quarter.

Total leverage outstanding at August 31, 2009 is comprised of $15 million in senior notes and represented 15.2 percent of total assets.

During the quarter, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2010. Terms of the amendment provide for an unsecured facility of $10 million. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares (if any) after payment of the distribution, and we may not pay distributions on preferred shares (if any) if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes if such failure is not waived or cured. In some cases we may be delayed in paying common stock distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares (if any) is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to preferred shares (if any) and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate result is undeterminable until the year is over.

For tax purposes, distributions to stockholders for the fiscal year ended 2008, when we were treated as a regulated investment company, were comprised of approximately 6 percent long-term capital gains and 94 percent return of capital. We currently expect that a portion of our 2009 distributions will consist of return of capital, although the ultimate determination will not be made until January 2010, after determining our earnings and profits.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2009, our investments are valued at $92.8 million, with an adjusted cost of $93.2 million. The $400,000 difference reflects unrealized depreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At August 31, 2009, the balance sheet reflects a net deferred tax asset of approximately $5.2 million or $1.13 per share.

The net deferred tax asset of approximately $5.2 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. If we do not believe we can use a deferred tax asset in a relatively short period, in our case three years or less, we create a valuation allowance against the existing gross deferred tax asset. At August 31, 2009, we had a gross deferred tax asset of approximately $8.3 million, against which we provided a valuation allowance of approximately $3.1 million resulting in a net deferred tax asset of approximately $5.2 million. Our Adviser does not charge an advisory fee based upon net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4	Tortoise North American Energy Corp.

Schedule of Investments August 31, 2009
(Unaudited)

	Shares	Fair Value
Common Stock — 6.4%(1)

Republic of the Marshall Islands — 6.4%(1)
Shipping — 6.4%(1)
Navios Maritime Partners L.P.	197,000	$2,304,900
Teekay Offshore Partners L.P.	205,500	2,891,385
Total Common Stock (Cost $7,201,621)		5,196,285

Master Limited Partnerships and
Related Companies — 91.4%(1)

United States — 91.4%(1)
Crude/Refined Products Pipelines — 40.2%(1)
Buckeye Partners, L.P.	17,200	808,056
Enbridge Energy Management, L.L.C.(2)	220,801	9,297,910
Holly Energy Partners, L.P.	15,200	556,776
Kinder Morgan Management, LLC(2)	158,361	7,495,240
Magellan Midstream Partners, L.P.	104,000	3,768,960
NuStar Energy L.P.	60,000	3,213,000
Plains All American Pipeline, L.P.	76,800	3,643,392
SemGroup Energy Partners, L.P.(3)	37,000	259,000
TEPPCO Partners, L.P.	113,800	3,755,400
		32,797,734
Natural Gas/Natural Gas Liquids Pipelines — 27.6%(1)
Boardwalk Pipeline Partners, LP	80,700	1,889,187
El Paso Pipeline Partners, L.P.	95,300	1,850,726
Energy Transfer Equity, L.P.	134,500	3,616,705
Energy Transfer Partners, L.P.	114,400	4,637,776
Enterprise Products Partners L.P.	183,000	4,941,000
ONEOK Partners, L.P.	39,700	1,987,382
TC PipeLines, LP	96,700	3,529,550
		22,452,326
Natural Gas Gathering/Processing — 10.1%(1)
Copano Energy, L.L.C.	24,600	382,038
Copano Energy, L.L.C.(3)(4)	95,260	1,379,365
DCP Midstream Partners, LP	21,330	477,578
Duncan Energy Partners L.P.	50,900	923,835
MarkWest Energy Partners, L.P.	132,800	2,743,648
Targa Resources Partners LP	138,500	2,340,650
		8,247,114
Oil and Gas Exploitation and Production — 8.9%(1)
Encore Energy Partners LP	62,500	953,750
EV Energy Partners, L.P.	65,600	1,428,768
Linn Energy, LLC	210,100	4,473,029
Pioneer Southwest Energy Partners L.P.	19,400	370,734
		7,226,281
Propane Distribution — 4.0%(1)
Inergy, L.P.	118,400	3,300,992
Shipping — 0.6%(1)
OSG America L.P.	62,135	520,070
Total Master Limited Partnerships and
Related Companies (Cost $61,208,607)		74,544,517
	Principal
	Amount
Corporate Bonds — 13.5%(1)

Canada — 9.8%(1)
Oil and Gas Exploitation and Production — 3.5%(1)
Connacher Oil & Gas Ltd,
10.25%, 12/15/2015(4)	$4,000,000	2,820,000
Oil Sands Producers — 6.3%(1)
OPTI Canada Inc., 7.875%, 12/15/2014	5,500,000	3,520,000
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	1,625,000
		5,145,000

United States — 3.7%(1)
Crude/Refined Products Pipelines — 0.5%(1)
SemGroup, L.P., 8.75%, 11/15/2015(3)(4)	6,300,000	378,000
Electric Generation/Services — 3.2%(1)
Texas Competitive Electric Holdings Co LLC,
10.25%, 11/01/2015	4,000,000	2,650,000
Total Corporate Bonds (Cost $22,668,859)		10,993,000
	Shares
Short-Term Investment — 2.6%(1)
United States Investment Company — 2.6%(1)
Fidelity Institutional Government Portfolio — Class I,
0.19%(5) (Cost $2,100,069)	2,100,069	2,100,069
Total Investments — 113.9%(1)
(Cost $93,179,156)		92,833,871
Other Assets and Liabilities — 4.5%(1)		3,662,835
Long-Term Debt Obligations — (18.4%)(1)		(15,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$81,496,706

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $6,202,365, which represents 7.6% of net assets. See Note 9 to the financial statements for further disclosure.
(5)	Rate reported is the current yield as of August 31, 2009.

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report       5

Statement of Assets & Liabilities August 31, 2009
(Unaudited)

Assets
Investments at fair value (cost $93,179,156)	$92,833,871
Receivable for Adviser expense reimbursement	15,433
Receivable for investments sold	462,318
Interest and dividend receivable, net of $151,448 allowance
for doubtful accounts	358,468
Deferred tax asset	5,233,006
Prepaid expenses and other assets	103,816
Total assets	99,006,912
Liabilities
Payable to Adviser	154,326
Distributions payable to common stockholders	1,706,677
Payable for investments purchased	269,953
Accrued expenses and other liabilities	379,250
Long-term debt obligations	15,000,000
Total liabilities	17,510,206
Net assets applicable to common stockholders	$81,496,706
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued
and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	93,968,927
Undistributed net investment income, net of income taxes	438,923
Accumulated net realized loss, net of income taxes	(17,793,760)
Net unrealized appreciation of investments, net of income taxes	4,878,003
Net assets applicable to common stockholders	$81,496,706
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$17.67

STATEMENT OF OPERATIONS Period from December 1, 2008 through August 31, 2009
(Unaudited)

Investment Income
Distributions received from master limited partnerships	$3,902,953
Less return of capital on distributions	(3,484,035)
Net distributions from master limited partnerships	418,918
Dividend income from Canadian trusts	2,970
Dividends from common stock	513,825
Dividends from money market mutual funds	23,070
Interest income	1,056,225
Gain on redemption of preferred stock	1,300,500
Less foreign tax withheld	(5,009)
Total Investment Income	3,310,499
Operating Expenses
Advisory fees	582,332
Professional fees	345,587
Administration fees	76,974
Reports to stockholders	53,357
Directors’ fees	52,246
Registration fees	33,990
Stock transfer agent fees	7,482
Custodian fees and expenses	3,849
Other expenses	42,001
Total Operating Expenses	1,197,818
Interest expense	649,994
Agent fees	15,047
Amortization of debt issuance costs	14,549
Total Interest, Agent, Debt Issuance and Redemption Fees	679,590
Total Expenses	1,877,408
Less expense reimbursement by Adviser	(61,013)
Net Expenses	1,816,395
Net Investment Income, before Income Taxes	1,494,104
Current foreign tax benefit	29,239
Deferred tax expense	(13,836)
Income tax benefit, net	15,403
Net Investment Income	1,509,507
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized loss on investments	(3,700,860)
Net realized gain on forward foreign currency contracts	657,537
Net realized gain on foreign currency and translation of
other assets and liabilities denominated in foreign currency	104,471
Net realized loss, before income taxes	(2,938,852)
Deferred tax benefit	23,555
Net realized loss on investments and foreign
currency transactions	(2,915,297)
Net unrealized appreciation of investments	33,767,802
Net unrealized depreciation of foreign currency, forward
foreign currency contracts and translation of other assets
and liabilities denominated in foreign currency	(677,448)
Net unrealized appreciation, before income taxes	33,090,354
Deferred tax expense	(265,222)
Deferred tax benefit — conversion to a taxable corporation	5,488,509
Net unrealized appreciation of investments and
foreign currency transactions	38,313,641
Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions	35,398,344
Distributions to Preferred Stockholders	(6,761)
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$36,901,090

See accompanying Notes to Financial Statements.

6       Tortoise North American Energy Corp.

STATEMENT OF CHANGES IN NET ASSETS
	Period from
	December 1, 2008
	through	Year Ended
	August 31, 2009	November 30, 2008
	(Unaudited)
Operations
Net investment income	$1,509,507	$1,968,518
Net realized loss on investments and foreign currency transactions	(2,915,297)	(19,204,881)
Net unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts
and translation of other assets and liabilities denominated in foreign currency	38,313,641	(50,623,486)
Distributions to preferred stockholders	(6,761)	(781,097)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	36,901,090	(68,640,946)
Distributions to Common Stockholders
Net investment income	(222,843)	—
Net realized gain	—	(474,711)
Return of capital	(4,897,187)	(6,870,918)
Total distributions to common stockholders	(5,120,030)	(7,345,629)
Total increase (decrease) in net assets applicable to common stockholders	31,781,060	(75,986,575)
Net Assets
Beginning of period	49,715,646	125,702,221
End of period	$81,496,706	$49,715,646
Accumulated net investment income (loss), net of income taxes, at the end of period	$438,923	$(847,741)

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report       7

STATEMENT OF CASH FLOWS Period from December 1, 2008 through August 31, 2009
(Unaudited)

Cash Flows from Operating Activities
Purchases of long-term investments	$(25,148,523)
Proceeds from sales of long-term investments	23,534,386
Proceeds from sales of short-term investments, net	7,880,831
Distributions received from master limited partnerships	3,902,953
Dividend income from Canadian trusts	6,596
Interest and dividend income received	1,801,246
Proceeds from sale of foreign currency, net	1,263,890
Interest expense paid	(693,373)
Proceeds from termination of forward foreign currency contracts	563,418
Income taxes paid	(8,082)
Operating expenses paid	(1,179,897)
Net cash provided by operating activities	11,923,445
Cash Flows from Financing Activities
Distributions paid to common stockholders	(3,413,354)
Distributions paid to preferred stockholders	(9,181)
Redemption of preferred stock	(8,699,500)
Net cash used in financing activities	(12,122,035)
Net decrease in cash	(198,590)
Effect of exchange rate gains on foreign currency	198,590
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$36,901,090
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(25,418,476)
Return of capital on distributions received	3,484,035
Proceeds from sales of short-term investments, net	7,880,831
Proceeds from sales of long-term investments	23,996,704
Deferred tax benefit	255,503
Deferred tax benefit - conversion to a taxable corporation	(5,488,509)
Net unrealized appreciation of investments	(33,767,802)
Net unrealized depreciation of foreign currency, forward
foreign exchange contracts and translation of assets
and liabilities denominated in foreign currency	677,448
Net realized loss on investments and
foreign currency transactions	3,596,389
Amortization of market premium, net	40,973
Gain on redemption of preferred stock	(1,300,500)
Amortization of debt issuance costs	14,549
Distributions to preferred stockholders	6,761
Changes in operating assets and liabilities:
Decrease in foreign currency	1,263,890
Decrease in interest and dividend receivable	25,191
Increase in receivable for investments sold	(405,075)
Increase in prepaid expenses and other assets	(42,977)
Increase in payable for investments purchased	269,953
Decrease in current tax liability	(31,595)
Decrease in payable to Adviser, net of expense reimbursement	(16,236)
Decrease in accrued expenses and other liabilities	(18,702)
Total adjustments	(24,977,645)
Net cash provided by operating activities	$11,923,445

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

FINANCIAL HIGHLIGHTS
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	August 31, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$10.78	$27.25	$23.70	$23.95	$—
Public Offering Price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	—	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income(4)	0.32	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	7.68	(15.14)	4.47	0.55	0.24
Total increase (decrease) from investment operations	8.00	(14.71)	5.19	1.16	0.26
Less Distributions to Preferred Stockholders:
Net investment income	—	(0.17)	(0.12)	(0.06)	—
Net realized gain	—	—	(0.07)	(0.01)	—
Total distributions to preferred stockholders	—	(0.17)	(0.19)	(0.07)	—
Less Distributions to Common Stockholders:
Net investment income	(0.05)	—	(0.90)	(0.69)	—
Net realized gain	—	(0.10)	(0.55)	(0.12)	—
Return of capital	(1.06)	(1.49)	—	(0.46)	—
Total distributions to common stockholders	(1.11)	(1.59)	(1.45)	(1.27)	—
Net Asset Value, end of period	$17.67	$10.78	$27.25	$23.70	$23.95
Per common share market value, end of period	$16.88	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	97.07%	(55.98)%	9.28%	(5.39)%	0.00%

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report       9

Financial Highlights (Continued)
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	August 31, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$81,497	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(7)(8)(9)	(6.62)%	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(7)(8)(9)	(6.50)%	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets before waive(6)(8)(9)(10)	3.67%	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(8)(9)(10)	3.79%	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (including net current and deferred income tax
(benefit) expense) to average net assets before waiver(6)(7)(8)(9)	13.09%	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (including net current and deferred income tax
(benefit) expense) to average net assets after waiver(6)(7)(8)(9)	12.97%	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (excluding net current and deferred income tax
(benefit) expense) to average net assets before waiver((6)(8)(9)(10)	2.80%	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (excluding net current and deferred income tax
(benefit) expense) to average net assets after waiver(6)(8)(9)(10)	2.68%	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	42.44%	36.69%	16.06%	12.01%	0.00%
Short-term borrowings, end of period (000’s)	—	—	$9,600	$7,000	—
Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$40,000	$40,000	—
Preferred stock, end of period (000’s)	—	$10,000	$15,000	$15,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$3.25	$3.25	$8.67	$8.67	—
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$20.92	$14.03	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$6,433	$4,981	$3,837	$3,645	—
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	643%	498%	384%	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	—	$149,289	$234,504	$207,210	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	—	$74,716	$73,646	$69,083	—
Asset coverage ratio of preferred stock(13)	—	299%	295%	276%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $(29,239), $68,509, $22,447, $13,225 and $0 for the period from December 1, 2008 through August 31, 2009, the years ended November 30, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax (benefit) expense. For the period ended August 31, 2009, the Company accrued $5,233,006 in net deferred income tax benefit. This includes $5,488,509 of net deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.
(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) August 31, 2009

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

On April 1, 2009, the Boards of Directors of the Company and Tortoise Gas and Oil Corp. (“TGO”) each approved a reorganization in which TGO will be reorganized into the Company. As part of the reorganization, TGO common stockholders will be issued common stock of the Company and the Company would acquire substantially all of the assets and liabilities of TGO. See Note 14 — Subsequent Events for further information.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company determines fair value in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. See Note 8 — Fair Value of Financial Instruments for further disclosure.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 did not have a significant impact on the Company’s financial statements.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values interest rate swap contracts based on dealer quotations, if available, or using industry-accepted models which discount the estimated future cash flows derived from the stated terms of the interest rate swap agreement and use a discount rate based on interest rates currently available in the market.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in Canadian Royalty and Income Trusts are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2007 through November 30, 2008, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated

2009 3rd Quarter Report       11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

approximately 16 percent of total distributions as investment income and approximately 84 percent as return of capital.

Subsequent to November 30, 2008, the Company reallocated the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reallocation amounted to a decrease in pre-tax net investment income of approximately $213,000 or $0.046 per share ($134,000 or $0.029 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $202,000 or $0.044 per share ($127,000 or $0.028 per share, net of deferred tax expense) and an increase in realized gains of approximately $11,000 or $0.002 per share ($7,000 or $0.001 per share, net of deferred tax expense) for the period from December 1, 2008 through August 31, 2009.

Subsequent to the period ended February 28, 2009, the Company reallocated the amount of investment income and return of capital reported in the current fiscal year based on its revised 2009 estimates. This reallocation amounted to a decrease in pre-tax net investment income of approximately $8,000 or $0.002 per share ($5,000 or $0.001 per share, net of deferred tax benefit); a decrease in unrealized appreciation of investments of approximately $186,000 or $0.040 per share ($117,000 or $0.025 per share, net of deferred tax benefit) and an increase in realized gains of approximately $194,000 or $0.042 per share ($122,000 or $0.026 per share, net of deferred tax expense).

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2008, the Company’s distributions for book purposes were comprised of 100 percent return of capital and for the period ended August 31, 2009, the Company’s distributions for book purposes were comprised of approximately 4 percent ordinary income with the remainder consisting of return of capital. For the year ended November 30, 2008, the Company’s distributions to common stockholders for tax purposes were comprised of 6 percent capital gain and 94 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008, the Company’s distributions for book purposes were comprised of 100 percent return of capital and for the period ended August 31, 2009, the Company’s distributions for book purposes were comprised of 100 percent ordinary income. For the year ended November 30, 2008, the Company’s distributions to preferred stockholders for tax purposes were comprised 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

H. Federal Income Taxation

Through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally was not subject to U.S. federal income tax on income and gains that it distributed each taxable year to stockholders if it met certain minimum distribution requirements. The Company was required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company was subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company made sufficient distributions to satisfy the excise tax avoidance requirement.

Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company is obligated to pay federal and state income taxes on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

I. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

On December 1, 2008, the Company adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133. SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The Company does not have any outstanding derivative instruments at August 31, 2009.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Accounting Pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and

12       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 will not have a significant impact on the Company’s financial statements.

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. Under normal conditions, the Company will have at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. For the period from January 1, 2008 through December 31, 2008, the Adviser waived fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets. The Adviser has contractually agreed to waive fees in the amount of 0.10 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009.

The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2009, are as follows:

Deferred tax assets:
Net operating loss	$240,855
Capital loss	8,077,001
Deferred expense associated with interest rate swap terminations	215,317
Organization costs	58,609
Passive activity loss associated with MLPs	673,164
Subtotal	9,264,946
Valuation allowance	(3,126,630)
6,138,316
Deferred tax liabilities:
Basis reduction of investment in MLPs	545,340
Net unrealized gains on investment securities	359,970
905,310
Total net deferred tax asset	$5,233,006

At August 31, 2009, the Company has recorded a valuation allowance in the amount of $3,126,630 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to such estimates will be made in the period such determination is made.

Management determined that no reserve for unrecognized tax benefits is necessary when temporary differences represent net future deductible amounts rather than net future taxable amounts. The Company does not expect any change in such amount of unrecognized tax benefits over the next twelve months subsequent to November 30, 2008. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at August 31, 2009. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and realized and unrealized losses on investments before taxes for the period ended August 31, 2009, as follows:

Application of statutory income tax rate	$10,759,507
State income taxes, net of federal tax benefit	955,697
Foreign tax benefit, net of federal tax effect	(18,415)
Gain on redemption of preferred stock	(481,445)
Merger costs	67,416
Change in valuation allowance	(11,056,496)
Tax benefit on conversion to taxable corporation	(5,488,509)
Total income tax benefit	$(5,262,245)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. For the period ended August 31, 2009, the components of income tax benefit include current foreign tax benefit (for which the federal tax effect is included in deferred tax expense) of $29,239 and deferred federal and state income tax expense (net of federal tax benefit) of $228,069 and $27,434, respectively. The deferred income tax benefit is net of the reduction in valuation allowance of $11,056,496 and deferred income tax benefit (net of valuation allowance) of $5,488,509, including both federal and state tax effect, resulting from the Company’s conversion from a RIC to a taxable corporation.

At November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated capital losses	$(14,878,462)
Unrealized depreciation	(34,111,972)
Other temporary differences	(171,408)
Distributable earnings	$(49,161,842)

As of November 30, 2008, the Company had a capital loss carryforward of approximately $18,200,000 which may be carried forward for 5 years and if not utilized expires in the year ending November 30, 2013. The amount of deferred tax asset for net operating loss and capital loss at August 31, 2009, include amounts for the period from December 1, 2008 through August 31, 2009. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

As of August 31, 2009, the aggregate cost of securities for federal income tax purposes was $90,388,413. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $16,832,117, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $14,386,659 and the net unrealized appreciation was $2,445,458.

2009 3rd Quarter Report	13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. Investment Transactions

For the period ended August 31, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $25,418,476 and $23,996,704 (excluding short-term and government securities), respectively.

7. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at August 31, 2009 and November 30, 2008.

8. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

     Level 1 — quoted prices in active markets for identical investments

     Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

     Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On April 9, 2009, the FASB issued FASB Staff Position (FSP) No. FAS 107-1 and APB 28-1, Interim Disclosures About Fair Value of Financial Instruments, which amends FASB Statement No. 107, Disclosures About Fair Value of Financial Instruments (“FSP 107-1”), to require disclosures about fair value of financial instruments for interim financial statements of publicly traded companies as well as in annual financial statements. FSP 107-1 also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP 107-1 is effective for interim reporting periods ending after June 15, 2009. The adoption of FSP 107-1 did not have a significant impact on the Company’s financial statements.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2009. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	August 31, 2009	(Level 1)	(Level 2)	(Level 3)
Equity Securities
Common Stock(a)	$5,196,285	$5,196,285	$—	$—
Master Limited Partnerships
and Related Companies(a)	74,544,517	73,165,152	—	1,379,365
Total Equity Securities	79,740,802	78,361,437	—	1,379,365
Debt Securities
Corporate Bonds(a)	10,993,000	—	10,993,000	—
Total Debt Securities	10,993,000	—	10,993,000	—
Other
Short-Term Investment(b)	2,100,069	2,100,069	—	—
Total Other	2,100,069	2,100,069	—	—
Total	$92,833,871	$80,461,506	$10,993,000	$1,379,365

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2009.

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the period ended
August 31, 2009
Fair value beginning balance	$940,216
Total unrealized gains included in net increase in net assets applicable
to common stockholders	439,149
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers into Level 3	—
Fair value ending balance	$1,379,365

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

9. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value per share and percent of net assets which the securities comprise at August 31, 2009.

					Fair	Fair
	Shares/				Value	Value as
	Principal	Acquisition	Acquisition	Fair	Per	Percent of
Company	Amount	Date(s)	Cost	Value	Share	Net Assets
Connacher Oil & Gas Ltd,		04/25/08-
10.25%, 12/15/2015	$4,000,000	07/31/08	$4,257,500	$2,820,000	N/A	3.4%
Copano Energy, L.L.C. —
Class D Common Units	95,260	03/14/08	2,500,575	1,379,365	$14.48	1.7
OPTI Canada Inc.,		12/08/06-
8.25%, 12/15/2014	$2,500,000	12/14/06	2,533,250	1,625,000	N/A	2.0
SemGroup, L.P.,		11/04/05-
8.75%, 11/15/2015	$6,300,000	04/16/08	6,267,010	378,000	N/A	0.5
			$15,558,335	$6,202,365		7.6%

10. Credit Facility

The Company had a revolving loan commitment amount of $10,000,000 ($15,000,000 from November 1, 2008, through and including December 31, 2008) that matured on March 20, 2009 with U.S. Bank, N.A. On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The amended credit agreement provided for an unsecured revolving credit facility of up to $10,000,000. The credit facility had a variable annual rate equal to one-month LIBOR plus 0.75 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.15 percent.

On June 19, 2009, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2010. The terms of the amendment provide for an unsecured revolving credit facility of $10,000,000. During the extension, outstanding balances will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent. The Company did not utilize the credit facility during the period ended August 31, 2009.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

14       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

11. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair value of the Series B Notes was calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rate of the Notes and the AAA corporate finance debt rate. At August 31, 2009, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of August 31, 2009.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$15,000,000	$15,805,452	5.56%

12. Preferred Stock

At November 30, 2008, the Company had 800 authorized shares of Money Market Preferred (“MMP”) Stock and 400 shares outstanding with a total liquidation value of $10,000,000. On December 3, 2008 and December 26, 2008, the Company redeemed the MMP Stock with a liquidation value of $7,225,000 and $2,775,000, respectively. The Company realized a gain of $1,300,500 upon redemption. Following these redemptions, the Company had no MMP Stock outstanding. The weighted average distribution rate for the period the MMP Stock was outstanding during the period ended August 31, 2009, was 2.90 percent. This rate does not include commissions paid to the auction agent, which are included in agent fees in the accompanying Statement of Operations.

13. Forward Foreign Currency Contracts

The Company entered into forward foreign currency contracts with U.S. Bank, N.A. to protect the value of income received from investments denominated in foreign currency against changes in foreign exchange rates. At August 31, 2009, there were no forward foreign currency contracts outstanding.

The table below shows the original maturity date, forward currency amounts to be purchased or sold and the realized gains on the termination of the forward foreign currency contracts, as reflected in the accompanying Statement of Operations, for the period ended August 31, 2009.

					Realized
Maturity	Currency To		Currency To		Gain On
Date	Receive		Deliver		Termination
05/21/09	USD	994,695	CAD	1,125,000	$80,694
08/21/09	USD	994,695	CAD	1,125,000	77,872
11/20/09	USD	994,695	CAD	1,125,000	74,002
02/19/10	USD	994,695	CAD	1,125,000	70,531
05/21/10	USD	994,695	CAD	1,125,000	67,819
08/20/10	USD	994,695	CAD	1,125,000	65,859
11/19/10	USD	994,695	CAD	1,125,000	64,284
02/21/11	USD	994,695	CAD	1,125,000	62,357
					$563,418

CAD — Canadian Dollar
USD — U.S. Dollar

14. Subsequent Events

On September 1, 2009, the Company paid a distribution in the amount of $0.37 per common share, for a total of $1,706,677. Of this total, the dividend reinvestment amounted to $186,210.

Pursuant to a plan of reorganization approved by the stockholders of Tortoise Gas and Oil Corporation, the Company acquired all of the net assets of Tortoise Gas and Oil Corporation on September 14, 2009 which totaled $30,277,817. A total of 5,550,571 shares of common stock of Tortoise Gas and Oil Corporation were exchanged for 1,650,060 shares of common stock of the Company immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. Tortoise Gas and Oil Corporation’s net assets included $3,110,856 of net unrealized depreciation on investments and $21,913,436 of accumulated net realized loss on investments. The aggregate net assets of the Company prior to the reorganization totaled $84,639,318 and following the reorganization the combined net assets of the Company totaled $114,917,135.

Effective September 12, 2009, the Company engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.04 percent of the Company’s Managed Assets.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser in connection with the September 15, 2009 closing of the transaction previously announced by the Adviser on June 3, 2009. Upon the closing of this transaction, which resulted in a change in control of the Adviser, the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser. In addition, the Adviser has agreed to waive fees in the amount of 0.10 percent of average monthly Managed Assets from September 15, 2009 through December 31, 2010 and to waive fees in the amount of 0.05 percent of average monthly Managed Assets from January 1, 2011 through December 31, 2011.

On September 15, 2009, effective upon consummation of the transaction resulting in the change in control of the Adviser, Terry Matlack resigned from the Board of Directors of the Company in order to comply with a safe harbor under Section 15(f) of the 1940 Act. Mr. Matlack will remain a member of the Adviser’s Investment Committee and as Chief Financial Officer of the Company.

Effective August 31, 2009, the Company adopted Statement of Financial Accounting Standards No. 165 (“SFAS No. 165”), Subsequent Events. SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date, but before the financial statements are issued or are available to be issued. The Company has performed an evaluation of subsequent events through October 20, 2009, which is the date the financial statements were issued.

2009 3rd Quarter Report	15

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2009, the aggregate compensation paid by the Company to the independent directors was $60,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 9/30/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$139
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$934
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$521
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$86
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$155
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.